Taking Science to New Heights for Patients September 2021 NASDAQ: OCGN 1

2 Forward Looking Statement This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include information about qualitative assessments of available data, potential benefits, expectations for clinical trials, and anticipated timing of clinical trial readouts and regulatory submissions. This information involves risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, including the risk that such dates are not met due to impacts from the ongoing COVID-19 pandemic, as well as risks associated with preliminary and interim data, including the possibility of unfavorable new clinical trial data and further analyses of existing clinical trial data; the risk that the results of in-vitro studies will not be duplicated in human clinical trials; the risk that clinical trial data are subject to differing interpretations and assessments, including during the peer review/publication process, in the scientific community generally, and by regulatory authorities; whether and when data from Bharat Biotech’s clinical trials will be published in scientific journal publications and, if so, when and with what modifications; whether we will be able to provide the U.S. Food and Drug Administration (“FDA”) with sufficient additional information regarding the design of and results from preclinical and clinical studies of COVAXIN™, which have been conducted by Bharat Biotech in India in order for those trials to support a Biologics License Application (“BLA”); the size, scope, timing and outcome of any additional trials or studies that we may be required to conduct to support a BLA; any additional chemistry, manufacturing, and controls information that we may be required to submit; the timing of our BLA filing; whether and when a BLA for COVAXIN™ will be submitted to the FDA; whether and when a BLA may be approved by the FDA, an application for authorization under the Interim Order for emergency use may be approved by Health Canada, or a New Drug Submission application may be approved by Health Canada, which authorizations or approvals will depend on myriad factors, including making a determination as to whether the vaccine candidate’s benefits outweigh its known risks and determination of the vaccine candidate’s efficacy and, if authorized or approved, whether it will be commercially successful; whether developments with respect to the COVID-19 pandemic will affect the regulatory pathway available for vaccines in the United States, Canada, or other jurisdictions; manufacturing capabilities, manufacturing capacity, and supply restrictions, including whether sufficient doses of COVAXIN™ can be manufactured or supplied within our projected time periods; market demand for COVAXIN™ in the United States or Canada; decisions by the FDA or Health Canada impacting labeling, manufacturing processes, safety, and/or other matters that could affect the availability or commercial potential of COVAXIN™ in the United States or Canada, including development of products or therapies by other companies. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

Ocugen: A Diversified Portfolio Designed to Serve Unmet Needs 3 Vaccine development with an investigational COVID-19 vaccine candidate currently being reviewed by Health Canada. Discussions with US FDA ongoing Modifier gene therapies designed to cure multiple rare and broad diseases with one product. Clinical trials anticipated to commence phased launches starting in Q4 2021 and into 2022 Novel biologic treatment targeting diabetic macular edema, diabetic retinopathy, and wet age-related macular degeneration An integrated capability to bring innovations to the market Research | Clinical development | Supply Chain | Medical | Regulatory | Commercial Strong balance sheet to support all programs

Pipeline and Regulatory Overview 4 *Bharat Biotech-sponsored clinical trial ** No approved therapies exist https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment Asset/Program Indication Phase Notes Vaccine COVAXIN™ (BBV152) Whole-Virion Inactivated Vaccine COVID-19 Phase 3* Rolling submission with Health Canada completed (July 2021) Discussions with FDA ongoing Modifier Gene Therapy Platform OCU400 AAV-hNR2E3 Gene mutation-associated retinal degeneration** NR2E3 Mutation IND Enabling Orphan designation in the US Broad orphan medicinal product designation in the EU for the treatment of both retinitis pigmentosa (RP) and Leber Congenital amaurosis (LCA) RHO Mutation IND Enabling CEP290 Mutation IND Enabling PDE6B Mutation IND Enabling OCU410 AAV-hRORA Dry Age-Related Macular Degeneration (Dry AMD) Preclinical Novel Biologic OCU200 Transferrin – Tumstatin Diabetic Macular Edema Preclinical Diabetic Retinopathy Preclinical Wet Age-Related Macular Degeneration (Wet AMD) Preclinical

5 COVAXIN™ (BBV152) An investigational whole-Virion Inactivated COVID-19 Vaccine Licensed from Bharat Biotech (BBIL) for the US and Canadian Markets

Forward Momentum for COVAXIN™ (BBV152) 6 01 02 03 Published phase 3 clinical trial suggests demonstration of efficacy against COVID-19 and variants of concern and interest Rolling submission to Health Canada completed; Bharat Biotech submission to the World Health Organization (WHO) under review; Discussions with FDA ongoing Manufacturing partner selected; Tech transfer from Bharat Biotech in progress; Targeting 100M doses/year

Product Profile 7 Dose Level and Regimen 0.5mL per dose suspension 2 Doses: Day 0 & Day 28 Presentation Ten doses per vial Expected Shelf Life Approximately two years at 2°- 8°C and three months at room temp (25°C) Proposed indication Prevention of COVID-19 caused by SARS-CoV-2 Target population 18 years of age and older Investigational Whole virion inactivated SARS-CoV-2 (NIV-2020-770) Antigen concentration & Adjuvant: 6μg + Algel–IMDG(TLR7/8) Image for illustrative purposes only

Why COVAXIN™ (BBV152)? Designed to augment our North American arsenal of vaccines against COVID-19 8 • Data suggest both humoral & cellular responses generated against multiple viral proteins • Data support that the vaccine induces a Th1 response (cell-mediated immunity) which can be vital for durable protection • Phase 3 adverse event profile similar to placebo • Technology platform used to produce Polio, Influenza and Rabies vaccines KNOWN SAFETY PROFILE • Only vaccine with Phase 3 clinical trial data suggesting broad protection against variants of concern DESIGNED FOR BROAD SPECTRUM IMMUNE RESPONSE RESULTS AGAINST OVERALL, SEVERE AND DELTA VARIANT • 10 dose vial that can be stored and shipped at 2°-8° C, with a 2-year shelf life and 3-month stability at room temperature TRANSPORTATION AND STORAGE EASE 01 02 03 04 Image for illustrative purposes only

Why COVAXIN™ (BBV152)? Broad Spectrum Response 9 Research suggests COVAXIN™ elicits a strong IgG responses against spike protein, receptor-binding domain, and the nucleocapsid protein of SARS-CoV-2 along with strong cellular responses Current mRNA and adenovirus-based vaccines only elicit responses against the spike proteinEnvelope SpikesMembrane Nucleocapsid protein

Why COVAXIN™ (BBV152)? The Only Investigational COVID-19 Vaccine with Clinical Results Against Delta Variant 10 Source: Efficacy, safety, and lot to lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): a, double-blind, randomised, controlled phase 3 trial; Ella, Reddy, Blackwelder, Potdar, et al.; medRxiv 2021.06.30.21259439; accessed July 7, 2021 77.8% 93.4% 65.2% Overall efficacy Efficacy vs severe disease Efficacy vs B.1.617.2 (Delta) Serious Adverse Events Adverse Events Placebo Arm Adverse Events COVAXIN™ Arm 12.4% <0.5% n = 25,800 participants Participants recruited between November 2020 and January 2021 across 25 sites Two doses, 28 days apart

Summary of Efficacy and Safety Results from Phase 3 Clinical Trial 11 Source: Efficacy, safety, and lot to lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): a, double-blind, randomised, controlled phase 3 trial; Ella, Reddy, Blackwelder, Potdar, et al.; medRxiv 2021.06.30.21259439; accessed July 7, 2021 Parameter Cases Vaccine efficacy (95% CI)BBV152 Placebo Total Symptomatic 24 106 130 77.8% (65.2 – 86.4) Severe 1 15 16 93.4% (57.1 – 99.8) Asymptomatic 13 33 46 63.6% (29.0 – 82.4) Adverse Events BBV152 (n=12879) Placebo (n=12874) Total (n=25753) m n (%) m n (%) m n (%) All adverse events 2930 1597 (12.40) 3029 1597 (12.41) 5959 3194 (12.40) Unsolicited adverse events 981 489 (3.80) 1309 609 (4.73) 2290 1098 (4.26) All serious adverse events 40 39 (0.30) 66 60 (0.47) 106 99 (0.38) Primary endpoint: Preventing symptomatic COVID-19 occurring at least 14 days after second dose 1 Secondary endpoint: Efficacy in subgroups based on age (18 – 59 years; ≥60 years) 2

The Role of the Adjuvant in COVAXIN™ (BBV152) 12 Expert commentary suggests adjuvant provides additional enhancement to elicit immune responses supporting broad protection Source: National Institutes of Health; June 29, 2021, https://www.nih.gov/news-events/news-releases/adjuvant-developed-nih-funding-enhances- efficacy-indias-covid-19-vaccine; accessed July 12, 2021 Source: Adjuvantation helps to optimize COVID-19 vaccine candidate; Jing-Xin, L, Feng-Cai, Z; Lancet Infect Dis 2021; Published Online March 8, 2021; https://www.thelancet.com/journals/laninf/article/PIIS1473-3099(21)00094-3/fulltext; accessed Sept 7, 2021

13 Source: Lancet Infect Dis 2021; 21: 950–61 Published Online March 8, 2021 https://doi.org/10.1016/S1473-3099(21)00070-0 Data Suggest Th1 Mediated Response Boosted by Novel Adjuvant Induction of Th1 cell mediated immunity as measured by IFN-ƴ, IL-2, TNF-α

COVAXIN™ (BBV152) Phase 3 Trial: 90% of Infections by Variants 14 Active surveillance every 15 days begins 14 days after the 2nd dose N=85 Swab Samples Genome Sequenced in Central Lab 59% 5% 13% 16% 7% Delta Alpha Kappa Other Genome Not Retrieved Data on file Sequencing in central laboratory RTPCR in central/local laboratory

COVAXIN™ (BBV152) Efficacy Against Variants in Phase 3 Trial 15 Source: Lancet Infect Dis 2021; 21: 950–61 Published Online March 8, 2021 https://doi.org/10.1016/S1473-3099(21)00070-0 Data include per protocol population only. Efficacy estimates were only reported for at least 10 symptomatic cases. In those participants who met the definition for symptomatic COVID-19 and were PCR positive an additional nasopharyngeal swab for genotyping was collected. Other pangolin lineages detected include D614G (n=7), B.1.36 (n = 3), B.1.1.419 (n = 1), B. 1.153 (n = 1), B. 1. 351 and B.1.618 (n = 1 each in placebo). The > 1 lower bound of 95%CI for mean ratio indicates a statistical significance. In breakthrough symptomatic Delta variant infections, the viral load in the vaccine arm was significantly lower than the placebo arm. Variants (VOC/VOI) Total number of cases n/N BBV152 n/N Placebo n/N Vaccine efficacy % (CI)* B.1.617.2 (Delta) 50/16973 13/8471 37/8502 65.2 (33.1 – 83.0) B.1.617.1 (Kappa) 11/16973 1/8471 10/8502 90.1 (30.4 – 99.8) B.1.1.7 (Alpha) 4/16973 1/8471 3/8502 -- Other 14/16973 3/8471 11/8502 73.0 (-2.2 – 95.2) Completed genome not retrieved 6/16973 0/8471 6/8502 -- All variant related severe COVID-19 4/16973 0/8471 4/8502 --

COVAXIN™ (BBV152) May Help Reduce Transmission Rate from Breakthrough Infections 16 Source: Efficacy, safety, and lot to lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): a, double-blind, randomised, controlled phase 3 trial; Ella, Reddy, Blackwelder, Potdar, et al.; medRxiv 2021.06.30.21259439; accessed July 7, 2021 https://www.medrxiv.org/content/10.1101/2021.07.31.21261387v1 | https://www.medrxiv.org/content/10.1101/2021.08.18.21262237v1 Ct values All cases BBV152 Placebo mean Mean ratio of BBV152/ Placebo (95% CI) B.1.617.2 (Delta) – E gene 20.11 25.55 18.20 1.42 (1.28, 1.57) B.1.617.2 (Delta) – ORF gene 22.97 28.29 21.09 1.35 (1.24, 1.46) ~150-fold reduction in viral load in nasopharyngeal swabs of COVAXIN™ vaccinated individual compared to placebo Similar virus nasopharyngeal swabs load in unvaccinated or Pfizer- or Moderna-vaccinated

17 Publications found at ocugen.com Extensive Publication Portfolio of the COVAXIN™ (BBV152) Clinical Development Journey

18 MODIFIER GENE THERAPY PLATFORM Breakthrough Technology Designed to Address Multiple Diseases with One Product and Approach Complex Diseases Through Multiple Factors

Forward Momentum for OCU400 19 01 02 03 Successfully completed manufacturing at commercial scale (200L) at CanSinoBio to support clinical studies Preclinical tox studies in- progress On target to file IND in 2H21 and launch Phase 1/2a clinical trials within Q4 2021

Our Vision: Modifier Gene Therapy vs Traditional Gene Augmentation 20 Normal gene X Gene Augmentation: Transfer functional version of a non-functional gene into the target cells. Modifier Gene Therapy: Designed to introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina Traditional approach that targets one individual gene mutation at a time Regulatory pathway focused on specific product for one disease Longer time to recoup development costs Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina Smoother regulatory pathway due to ability to target multiple diseases with one product Ability to recoup development costs over multiple therapeutic indications Traditional Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease Rhodopsin Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease PDE6B Mutation-Associated Retinal Disease Broad Spectrum Therapy for RP ONE Disease GENE X cell GENE X Cell with mutated/nonfunctioning gene X GENE X GENE X cell GENE X GENE X cell GENE X cell GENE X Cell with mutated/nonfunctioning gene(s) other than modifier gene GENE X GENE M Modifier gene M Cell with normal function cell We plan to address a number of diseases using the same Modifier Gene product. cell

OCU400’s target: Nuclear Hormone Receptor Genes (NHRs) 21 *References: https://pubmed.ncbi.nlm.nih.gov/28556246/ | https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ | https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526 Photoreceptor Development Key Mutations: RGR, RHO, PDE6 NR2E3 NR1D1 RORA Phototransduction Key Mutations: GNB3, RP78, GNAT Inflammation & Cell Survival Key Mutations: PRP16, OTX Cone Cell Development Key Mutations: NR2E3, RP68 Metabolism Key Mutations: PEX7 NHRs are modulators of retinal development & function, acting as “master genes” in the retina Molecular reset of key transcription factors and associated gene networks – retinal homeostasis Gene modifier concept including, its impact on clinical phenotypes, is well known in other disease areas, such as cystic fibrosis and spinal muscular atrophy WHY?

Our Proof of Principle: Published in Nature Gene Therapy 22 https://www.nature.com/articles/s41434-020-0134-z Important milestone for development of therapy; demonstrated proof of principle Protection elicited in multiple animal models of degeneration caused by different mutations Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset Efficacy results shown in 5 unique mouse models of RP Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab Study suggests potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP Results suggest evidence of vision rescue in Early & Advanced Stages of disease

Data Show How OCU400 Stops Disease Progression and Rescues Vision in Both Early and Advanced Stages 23 Early-Stage Rescue Advanced Stage Rescue P21 subretinal injection, evaluation 2–3 months post injection Restored outer nuclear layer (ONL) photoreceptors morphology in rd7 ONL cell layer change in rd7 model doesn’t progress until 4-5 mos. of age P0 single subretinal injection, evaluation 3-4 months post injection rd1 evaluated one-month post injection 0 2 4 6 8 10 12 rd16Rho-/- RhoP23H rd7rd1B6 ** * ** ** O N L ce ll La ye r N um be r UntreatedTreated with AAv8-Nr2e3 0 5 10 15 rd16Rho-/- RhoP23H rd7B6 UninjectedAAV8-Nr2e3 Injected O N L ce ll La ye r N um be r https://www.nature.com/articles/s41434-020-0134-z

OCU400 Demonstrates Improved Vision Signals in Retina 24 ERG response: P0 single subretinal injection, evaluation 3-4 months post injection How these data matter: Human vision is enabled by three primary modes Electroretinogram (ERG) Response Reveals Rescue under Both Scotopic (dim-lit) as well as Photopic (well-lit) Conditions Photopic vision Vision under well-lit conditions, which provides for color perception and functions primarily due to cone cells in the eye Scotopic vision Monochromatic vision in very low light, which functions primarily due to rod cells in the eye Mesopic vision A combination of photopic vision and scotopic vision in low lighting, which functions due to a combination of rod and cone cells in the eye https://www.nature.com/articles/s41434-020-0134-z

OCU400 Demonstrated Safety in Mouse Model 25 Study results confirm overexpression of Nr2e3 by subretinal AAV8-Nr2e3 injection is not detrimental to retina creating no off-target effects https://www.nature.com/articles/s41434-020-0134-z

OCU400 – Clinical and Regulatory Strategy Planned timeline 26 Phase 2b/3 Potential ApprovalPhase 1/2a 2021 - 2022 2023 - 2025 2025/26 Proposed Broad RP Indication RHO CEP290 NR2E3NR2E3 RHO Phase 4 Commitments OCU400 NR2E3 Mutation-Associated Retinal Disease Rhodopsin Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease PDE6B Mutation-Associated Retinal Disease Broad Spectrum Therapy for RP

OCU400 – Competitive Overview 27 Features OCU400 Traditional Gene Therapy Cell Therapy One product for many IRDs (including broad RP indication) Limited Technology established in the ocular disease space POC data in RP models with different genetic mutations Expected long-term outcome Potentially longer benefit due to promotion of homeostasis Potentially limited due to loss of retinal cells over time Not established Target Patient Population Large Small (specific to mutation) Variable Developmental cost Low (economies of scale) High (No economies of scale) High Potential Competitors pursuing treatment of RP with Traditional Gene Therapy Potential Competitors pursuing treatment of RP with Cell Therapy

OCU410 (AAV-RORA): Dry Age-Related Macular Degeneration 28 Dry AMD • Leads to irreversible blindness due to degeneration of the retina • ~9-10M patients in the U.S. • Currently no approved treatment for Dry AMD Normal Retina Contributing Factors • Aging • Genetics • Environmental Factors Dry AMD We believe OCU410 has the potential to address this disease through its multi-factor approach RORA Inflammation Lipid Peroxidation Oxidative Stress References https://www.brightfocus.org/macular/article/age-related-macular-facts-figures https://www.uniprot.org/uniprot/P35398#function https://pubmed.ncbi.nlm.nih.gov/21998696/ https://pubmed.ncbi.nlm.nih.gov/19786043/

29 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

DME DR Wet AMD OCU200: Potential to Treat DME, DR & Wet AMD OCU200 is a Transferrin-Tumstatin Fusion Protein • Tumstatin: Multiple MOAs for treatment and prevention of macular degeneration and neovascularization • Transferrin: Targets the site of action and improves uptake (better target engagement) Integrin Targeting provides hope to these patients who are non-responders to current therapies Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies Significant global market potential 30 OCU200 Provides Hope to ALL patients with DME, DR or Wet AMD https://www.gene.com/stories/retinal-diseases-fact-sheet https://www.brightfocus.org/macular/article/age-related-macular-facts-figures (*) ~50% of Patients DO NOT Respond to Anti- VEGF/Corticosteroids Therapies ~0.7m ~7.7m ~1.1m patients in the US* patients in the US* patients in the US*

31 OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes * P < 0.05, ** P < 0.01 (n = 9-10 eyes per group) * indicates p<0.05 when compared to PBS and/or tumstatin treatment † indicates p<0.05 when compared to Avastin; CNV lesions measured on day 14 after treatment Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0 -50 0 50 100 150 Neovascular area (normalized) N V (% o f c on tr ol re tin aN V) * ** ** V e h i c le E y le a O C U 2 0 0 O C U 2 0 0 + E y le a 4 0 6 0 8 0 L e a k y C N V l e s io n s (% ) DME/DR Oxygen-Induced Retinopathy (OIR) Mouse Model Wet AMD In-Vivo Laser-Induced Rat CNV Model Wet AMD In-Vivo Laser-Induced Mouse CNV Model AvastinOCU200TumstatinPBS

32 Leadership and Scientific Advisors

Leadership Team 33

Scientific Advisory Boards 34

Successfully completed manufacturing at commercial scale (200L) at CanSinoBio to support clinical studies Preclinical tox studies in-progress On target to file IND in 2H21 and launch Phase 1/2a clinical trials within Q4 2021 Forward Momentum for Ocugen 35 Published phase 3 clinical trial suggests demonstration of efficacy against COVID-19 and variants of concern and interest Rolling submission to Health Canada completed; Bharat Biotech submission to the World Health Organization (WHO) under review;;Discussions with FDA ongoing Manufacturing partner selected; Tech transfer from Bharat Biotech in progress; Targeting 100M doses/year COVAXIN™ (BBV152) OCU400 » » » » » »

Taking Science to New Heights for Patients 36 September 2021 NASDAQ: OCGN